UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2021

Glenfarne Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40245	85-1535392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

292 Madison Avenue, 19th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 500-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	GGMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GGMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GGMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Glenfarne Merger Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (the “8-K/A”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2021 (the “Original 8-K”), solely to amend and restate the Company’s audited balance sheet and accompanying footnotes which were filed as an exhibit to the Original 8-K (the “IPO Balance Sheet”).

              This 8-K/A is presented as of the filing date of the Original 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this 8-K/A should be read in conjunction with the Company’s filings with the SEC subsequent to the date on which it filed the Original 8-K.

Background of Restatement

The IPO Balance Sheet is being restated to reflect the classification of the warrants underlying the units issued by the Company in a private placement (the “Private Placement Warrants”) simultaneously with the closing of its initial public offering (the “IPO”) on March 23, 2021, and the warrants issued as part of the units sold in the Company’s initial public offering (the “Public Warrants” and, together with the Private Placement Warrants, the “Warrants”) as derivative liabilities and to reclassify a portion of its public shares from permanent equity to temporary equity.

The Company had previously accounted for its outstanding Warrants as components of equity instead of derivative liabilities. On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”), informing market participants that warrants issued by SPACs may need to be classified as liabilities as opposed to equity. In further consideration of the SEC Statement, the Company re-evaluated the accounting for the Warrants as derivative liabilities. As previously disclosed by the Company in its Current Report on Form 8-K filed by the Company on April 26, 2021, the Company reassessed its accounting for its Warrants in light of the SEC Staff’s published views and, in light of such reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company’s statement of operations each reporting period.

In addition, as a result of changes to industry practice and new consensus in the accounting profession, the management of the Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the IPO. Historically, a portion of the Public Shares was classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation (the “Charter”). Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets redemption limitation contained in the Charter.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the errors and initially determined that the related impacts were not material to the previously filed financial statements, but that correcting the cumulative impact of such errors would be significant to the Company’s balance sheet and the statements of operations for the three months ended September 30, 2021 and for the period from June 16, 2020 (inception) through September 30, 2021. Accordingly, the Company corrected such errors by adjusting its prior financial statements and classified all its Class A common stock as temporary equity. This reclassification of equity was reflected in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the Securities and Exchange Commission on November 15, 2021 as a revision.

On January 14, 2022, the Company’s management and the audit committee of the Company’s board of directors concluded that the IPO Balance Sheet should be restated to report Class A common stock subject to redemption as temporary equity and should no longer be relied upon, and on January 21, 2022 the Company filed a Current Report on Form 8-K disclosing such conclusion. The correction of the foregoing reclassifications is reflected in Exhibit 99.1 included with this 8-K/A.

The restatement does not have any impact on the Company’s cash position or the cash held in its trust account. Refer to Note 2, Restatement of Previously Issued Financial Statement, included in Exhibit 99.1 to this 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of March 23, 2021.

As a result of the restatement described in this 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the IPO Balance Sheet was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of Amendment No.1 to the Company’s Form 10-Q/A filed with the SEC on February 7, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet (as Restated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenfarne merger corp.

	By:	/s/ Brendan Duval
		Name:	Brendan Duval
		Title:	Chief Executive Officer

Date: February 7, 2022

3